Exhibit 10.2

1STDIBS.COM, INC.

SIXTH AMENDED AND RESTATED REGISTRATION AGREEMENT

THIS SIXTH AMENDED AND RESTATED REGISTRATION AGREEMENT (this “Agreement”) is made and entered into as of February 7, 2019, by and among 1stdibs.com, Inc., a Delaware corporation (the “Company”), the Persons listed on the Schedule of Investors attached hereto (collectively referred to herein as the “Investors” and individually as an “Investor”), David Rosenblatt (“DR”) and the Persons listed on the Schedule of Other Stockholders attached hereto (DR and such Persons so listed collectively referred to herein as the “Other Stockholders” and individually as an “Other Stockholder”). The Company, the Investors and the Other Stockholders are sometimes collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in Section 11.

WHEREAS, certain of the Investors are party to that certain Series D Preferred Stock Purchase Agreement, dated on or about February 7, 2019 (the “Purchase Agreement”), pursuant to which such Investors purchased shares of Series D Preferred Convertible Stock of the Company, par value $0.01 per share (the “Series D Preferred”);

WHEREAS, the parties hereto are among the parties to a Fifth Amended and Restated Registration Agreement, dated as of August 18, 2015 (the “Existing Registration Agreement”), by and among certain of the Parties; and

WHEREAS, the parties hereto wish to enter into this Agreement to amend and restate the Existing Registration Agreement as a condition to the obligation of the Investors named therein to consummate the transactions contemplated by the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Demand Registrations.

1A. Requests for Registration. Subject to the terms and conditions of this Agreement, at any time and from time to time following the earlier of (i) one hundred eighty (180) days after the effective date of the registration statement for the Company’s initial public offering of its Common Stock under the Securities Act (an “Initial Public Offering”) and (ii) the date five (5) years after the date hereof, the holders of a majority of the Investor Registrable Securities then outstanding may (i) request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) in accordance with Section 1B or (ii) if available, request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-3 (including a Shelf Registration (as defined below)) or any similar short-form registration (“Short-Form Registrations”) in accordance with Section 1C. All registrations requested pursuant to this Section 1A by the holders of Investor Registrable Securities are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify, if known, the approximate number of Investor Registrable Securities requested to be registered, the anticipated per share price range for such offering and the intended method of distribution. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of Section 1D, shall include in such registration (and in all related registrations and qualifications under state blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice.

1B. Long-Form Registrations. The holders of a majority of the Investor Registrable Securities then outstanding shall be entitled to demand two (2) Long-Form Registrations; provided that the aggregate offering value of the Investor Registrable Securities requested to be registered in any Long-Form Registration must be at least $25,000,000. The Company shall pay all Registration Expenses (as defined below) with respect to Long-Form Registrations. A registration shall not count against the total number of Long-Form Registrations provided for in this Section 1B until it has become effective and, unless the holders of Investor Registrable Securities are able to register and sell at least fifty percent (50%) of the Investor Registrable Securities requested to be included in such registration; provided that the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration counts against the total number of Long-Form Registrations provided for in this Section 1B; provided, however, that the Company shall not be required to pay for any Registration Expenses of any Long-Form Registrations if (i) the registration request is subsequently withdrawn at the request of the holders of a majority of the Investor Registrable Securities to be registered for reasons other than a material adverse change in financial market conditions affecting the offering or any information relating to the Company or its Subsidiaries or (ii) the minimum offering conditions set forth in this Section 1B are no longer satisfied because of the number of holders of Registrable Securities who have withdrawn from the offering for reasons other than a material adverse change in financial market conditions affecting the offering or any information relating to the Company or its Subsidiaries, in each case unless the holders of a majority of the Investor Registrable Securities agree that such withdrawn registration request nonetheless counts against the total number of Long-Form Registrations provided for in this Section 1B in which case the Company shall pay all Registration Expenses; provided further, that, if the holders of a majority of the Investor Registrable Securities do not agree that such withdrawn registration request nonetheless counts against the total number of Long-Form Registrations provided for in this Section 1B, then all holders that have requested to have Registrable Securities included in such registration will pay all Registration Expenses incurred in connection therewith, pro rata based on the number of Registrable Securities accepted for inclusion (irrespective of whether subsequently withdrawn) in such registration. All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of a majority of the Registrable Securities requesting registration.

1C. Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1B, the holders of a majority of the Investor Registrable Securities then outstanding shall be entitled to an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the (i) aggregate offering value of the Investor Registrable Securities requested to be registered in any Short-Form Registration must be at least $5,000,000 and (ii) the Company shall not be required to effect more than two (2) Demand Registrations in any twelve (12) month period. The Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective and whether or not such registration counts against the number of Short-Form Registrations in any twelve (12) month period provided for in this Section 1C; provided, however, that the Company shall not be required to pay for any Registration Expenses of any Short-Form Registrations if (i) the registration request is subsequently withdrawn at the request of the holders of a majority of the Investor Registrable Securities to be registered for reasons other than a material adverse change in financial market conditions affecting the offering or any information relating to the Company or its Subsidiaries or (ii) the minimum offering conditions set forth in this Section 1C are no longer satisfied because of the number of holders of Registrable Securities who have withdrawn for reasons other than a material adverse change in financial market conditions affecting the offering or any information relating to the Company or its Subsidiaries, in each case unless the holders of a majority of the Investor Registrable Securities agree that such withdrawn registration request nonetheless counts against the number of Short-Form Registrations in any twelve (12) month period provided for in this Section 1C in which case the Company shall pay all Registration Expenses; provided further that, if a request for a Short-Form Registration is so withdrawn, such Demand Registration shall not count against the total number of Demand Registrations provided for in Section 1B, and the Company shall pay all Registration Expenses in connection with such registration; provided further, that, if the holders of a majority of the Investor Registrable Securities do not agree that such withdrawn registration request nonetheless counts against such number of Short-Form Registrations provided for in this Section 1C, then all holders that have requested to have Registrable Securities included in such registration will pay all Registration Expenses incurred in connection therewith, pro rata based on the number of Registrable Securities accepted for inclusion (irrespective of whether subsequently withdrawn) in such registration. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to use a Short-Form Registration. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use commercially reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities. If the holders of a majority of the Investor Registrable Securities initially requesting a Short-Form Registration request that such registration be filed pursuant to Rule 415 (a “Shelf Registration”), and if the Company is qualified to do so, then the Company shall use commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof. If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S-3, then the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) one or more registration statements on such form that is available for the sale of Registrable Securities. All Short-Form Registrations shall be underwritten registrations unless otherwise approved by the holders of a majority of the Registrable Securities requesting registration.

1D. Priority on Demand Registrations. The Company shall not include in any Demand Registration that is an underwritten offering any securities that are held by an employee of the Company or any of its Subsidiaries or any Person controlled by any such employee without the prior written consent of the managing underwriters and shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering, and if the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Investor Registrable Securities initially requesting such Demand Registration, then the Company shall include in such registration only that number of securities which in the opinion of such underwriters can be sold in an orderly manner in such offering without adversely affecting the marketability of the offering within such price range, with priority for inclusion to be determined as follows: (i) first, the Investor Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the number of Investor Registrable Securities owned by each such holder, (ii) second, the number of Other Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Other Registrable Securities owned by each such holder, and (iii) third, any other securities requested to be included in such registration, the inclusion of which the holders of a majority of the Investor Registrable Securities to be included in such registration have consented to in writing, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder. For clarity, no Investor Registrable Securities shall be excluded unless all other securities are first entirely excluded.

1E. Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration sixty (60) days prior to the Company’s good faith estimate of the filing date of a registration statement on Form S-1 for its Initial Public Offering or within one hundred eighty (180) days after the effective date of the Company’s Initial Public Offering, or within ninety (90) days after the effective date of a previous Long-Form Registration; provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s board of directors reasonably determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any material financing, sale, acquisition of assets or securities, or any material recapitalization, merger, consolidation, tender offer, reorganization or similar material transaction; provided that in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request; provided further that, if a request for a Long-Form Registration is so withdrawn, such Demand Registration shall not count against the total number of Long-Form Registrations provided for in Section 1B, and the Company shall pay all Registration Expenses in connection with such registration; provided, however, that the Company shall not exercise such right more than once in any consecutive twelve (12) month period; provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period.

1F. Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) to administer the Company’s Initial Public Offering; provided that such selection is approved by the Company’s board of directors (including at least two of the Investor Directors). If any Demand Registration (other than the Company’s Initial Public Offering) is an underwritten offering, then the Company shall have the right to select the investment banker(s) and manager(s) to administer such offering, subject to the approval of the holders of a majority of the Investor Registrable Securities initially requesting such Demand Registration, which shall not be unreasonably withheld, conditioned or delayed.

1G. Other Registration Rights. The Company represents and warrants that neither it nor any of its Subsidiaries is a party to, or otherwise bound by, any other agreement granting registration rights to any other Person with respect to any securities of the Company or any of its Subsidiaries. Except as provided to the holders of Registrable Securities in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Investor Registrable Securities then outstanding; provided, that the Company may grant rights to participate in any Piggyback Registrations, which are subordinate in all respects to the rights of the Investor Registrable Securities, as provided in Section 2C and Section 2D and not otherwise inconsistent with the terms and conditions hereof.

Section 2. Piggyback Registrations.

2A. Right to Piggyback. Whenever the Company proposes to register any of its securities for sale for cash under the Securities Act (other than pursuant to a Demand Registration, a registration on Form S-4 or a registration on Form S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Section 2C and Section 2D, shall include in such registration (and in all related registrations or qualifications under blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice; provided that the Company shall not include in any Piggyback Registration that is an underwritten offering any securities that are held by an employee of the Company or any of its Subsidiaries or any Person controlled by any such employee without the prior written consent of the managing underwriters, provided, further, the Company shall not be required to register any Registrable Securities pursuant to this Section 2A that are the subject of a then-effective registration statement. The Company shall not be required to include any of the Registrable Securities requested to be included in a Piggyback Registration unless the holders of such Registrable Securities accept the terms of the underwriting as agreed upon between the Company and its underwriters and then only in such quantity as the underwriters in their sole discretion determine will not adversely affect the marketability of the offering by the Company.

2B. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations, whether or not any such registration has become effective.

2C. Priority on Primary Piggyback Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in an orderly manner in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company shall include in such registration only that number of securities which in the opinion of the underwriters can be sold in an orderly manner in such offering without adversely and materially affecting the marketability of the offering at such price and with such timing or method of distribution, with priority for inclusion to be determined as follows: (i) first, the securities the Company proposes to sell, (ii) second, any Investor Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Investor Registrable Securities owned by each such holder; provided, however, that in no event shall the amount of Investor Registrable Securities included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the Initial Public Offering, in which case the Investor Registrable Securities may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering, (iii) third, any Other Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Other Registrable Securities owned by each such holder, and (iii) fourth, any other securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder.

2D. Priority on Secondary Piggyback Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities (such securities in such registration, the “Other Piggyback Securities”), and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in an orderly manner in such offering without adversely and materially affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company shall include in such registration only that number of securities which in the opinion of the underwriters can be sold in an orderly manner in such offering without adversely and materially affecting the marketability of the offering at such price and with such timing or method of distribution, with the priority for inclusion to be determined as follows: (i) first, any Other Registrable Securities and any other securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of such securities owned by each such holder, (ii) second, the Other Piggyback Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Other Piggyback Securities owned by each such holder, and (iii) third, the Investor Registrable Securities requested to be included in such registration, which in the opinion of such underwriters can be sold in an orderly manner without such adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

2E. Selection of Underwriters. If any Piggyback Registration is an underwritten offering, then the Company shall have the right to select the investment banker(s) and manager(s) to administer such offering, subject to the approval of the holders of a majority of the Investor Registrable Securities requested to be included in such Piggyback Registration, such approval not to be unreasonably withheld, conditioned or delayed.

Section 3. Holdback Agreements.

3A. No holder of Registrable Securities shall (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities (including equity securities of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Commission), in each case held by such Stockholder immediately prior to the effective date of the registration statement for the Company’s Initial Public Offering (collectively, “Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, in any such case during the one hundred eighty (180) day period beginning on the effective date of the Company’s Initial Public Offering (the “IPO Holdback Period”), except as part of such Initial Public Offering, unless the underwriters managing the Initial Public Offering otherwise agree in writing. For purposes of clarity, this Section 3A shall not be applicable to shares of Common Stock acquired in the Initial Public Offering or in the open market following the Initial Public Offering. If requested by the managing underwriters, then each holder of Registrable Securities agrees to execute customary lock-up agreements consistent with the applicable foregoing obligations with the managing underwriter(s) of an underwritten offering with a duration not to exceed the IPO Holdback Period; provided, however, that the foregoing shall be applicable to the holders of Registrable Securities only if all officers and directors of the Company and all stockholders individually owning one percent (1%) or more of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. Notwithstanding the foregoing, this Section 3A shall not be applicable to or otherwise be binding on the holders of Investor Registrable Securities unless the Company complies with its obligations under Section 3B in connection with any such offering. The Company may impose stop-transfer instructions with respect to the shares of its common stock (or other securities) subject to the foregoing restriction during any IPO Holdback Period. If any of the obligations described in this Section 3A (or similar lock-up agreements with the underwriters) are waived or terminated with respect to any of the securities of any such holder, officer, director or one-percent or greater stockholder (in any such case, the “Released Securities”), the foregoing provisions (or similar provisions in lock-up agreements with the underwriters) shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Investor as the percentage of Released Securities represent with respect to the securities held by the applicable holder, officer, director or one-percent or greater stockholder.

3B. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such previous registration statement has not been withdrawn or abandoned, then the Company shall not cause to be declared effective any other registration statement of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until the earlier to occur of (x) the date all of the securities covered by such previous registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement and (y) a period of at least sixty (60) days has elapsed from the effective date of such previous registration statement.

Section 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities hereunder in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

4A. in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the holders of a majority of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and reasonable comment of such counsel);

4B. notify each holder of Registrable Securities of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

4C. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement or, in the case of a Shelf Registration, if earlier, the date as of which all of the Investor Registrable Securities included in such registration are eligible to be sold without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

4D. furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

4E. use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4E, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

4F. promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company as promptly as commercially practicable shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

4G. prepare and file as promptly as commercially practicable with the Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, if any such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

4H. use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

4I. engage, or maintain the engagement of (if applicable), a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

4J. in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in a form reasonably acceptable to the Company, with the underwriter(s) of such offering;

4K. make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the “Inspectors”), during regular business hours upon reasonable notice, all pertinent financial and other records, pertinent corporate and business documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by each Inspector; provided, however, each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such holder of Registrable Securities) or use of any Record or other information which the Company’s board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any registration statement or is otherwise required under the Securities Act, (2) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (3) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or the Recapitalization Agreement. Such holder of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

4L. take all reasonable actions to ensure that any Free-Writing Prospectus prepared by or on behalf of the Company in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4M. otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

4N. in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order (except to the extent no Registrable Securities remain outstanding at such time);

4O. cooperate with each holder of Registrable Securities covered by the registration statement and the managing underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends solely to the extent permitted by the Securities Act or other applicable securities laws, rules or regulations) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriters, or agents, if any, or such holder may request;

4P. cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

4Q. if requested by the holders of a majority of the Investor Registrable Securities included in such registration or required by the underwriters managing such offering, a letter, from the Company’s independent public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and the holders of Registrable Securities; and

4R. if requested by the holders of a majority of the Investor Registrable Securities included in such registration or required by the underwriters managing such offering, provide a legal opinion of the Company’s outside counsel, in form, scope and substance as is customarily given in an underwritten public offering, which opinion shall be addressed to the underwriters and the holders of Registrable Securities.

Section 5. Certain Obligations of Holders of Registrable Securities. Each holder of Registrable Securities that sells such securities pursuant to a registration under this Agreement agrees as follows:

5A. Such holder (if such holder is an employee or independent contractor of the Company or any of its affiliates) shall cooperate with the Company (as reasonably requested by the Company) in connection with the preparation of the registration statement, and, for so long as the Company is obligated to file and keep effective such registration statement, each holder of Registrable Securities that is participating in such registration shall provide to the Company, in writing, for use in the applicable registration statement, all such information regarding such holder and its plan of distribution of such securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering such securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

5B. During such time as a holder of Registrable Securities may be engaged in a distribution of such securities, such holder shall distribute such securities under the registration statement solely in the manner described in the registration statement.

5C. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4F, shall immediately discontinue the disposition of its securities of the Company pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4F. In the event the Company has given any such notice, the applicable time period set forth in Section 4C during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5C to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4F.

5D. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular holder of Registrable Securities that such holder of Registrable Securities shall furnish to the Company such information and customary documents that the Company may reasonably request to assure compliance with federal and applicable state securities laws.

5E. Each holder of Registrable Securities covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a registration statement

Section 6. Registration Expenses.

6A. All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, filing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, and the Company also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Notwithstanding anything to the contrary contained herein, each seller of securities pursuant to a registration under this Agreement shall, severally, on a pro rata basis based upon the number of shares registered, bear and pay all underwriting discounts, sales commissions and stock transfer taxes applicable to the securities sold for such seller’s account, and fees and disbursements of counsel for any holder of Investor Registrable Securities except as provided in Section 6B.

6B. In connection with each Demand Registration and Piggyback Registration, the Company shall reimburse the holders of Investor Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities requesting inclusion in such registration in an amount not to exceed $80,000 for any individual Demand Registration or Piggyback Registration hereunder, provided however that the aggregate reimbursable fees by the Company pursuant to this Section 6B shall not to exceed an aggregate of $200,000.

6C. To the extent any expenses relating to a registration hereunder are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those expenses allocable to the registration of such holder’s securities so included, and any expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities so registered.

Section 7. Indemnification.

7A. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, retired members, managers, partners, retired partners, limited partners, agents, investment advisers, affiliates and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers, directors, members, retired members, managers, partners, retired partners, limited partners, agents, investment advisers, affiliates and employees and each Person who controls such holder (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by such holder expressly for use therein. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities (or to such lesser extent that may be agreed to between the underwriters and the Company). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7A: (i) shall not apply to a claim by any Person arising out of or based upon or which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Person for such Person expressly for use in connection with the preparation of such registration statement or any such amendment thereof or supplement thereto and (ii) shall not be available to a particular holder of Registrable Securities to the extent such claim is based on a failure of such holder of Registrable Securities to deliver or to cause to be delivered the prospectus made available by the Company (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such claim would have existed; and (iii) shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

7B. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company and the managing underwriter in writing such information and affidavits as the Company or the managing underwriter reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers, each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), legal counsel and accountants for the Company, any underwriter, any other holder (and its affiliates) selling securities in any such registration statement or prospectus, and any Person controlling any such underwriter or other holder, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that, in the event that a court of competent jurisdiction decides against any such allegations of untrue statements or omissions of a material fact, such holders shall be reimbursed for any amounts previously paid hereunder with respect to such allegations; provided further that the obligation to indemnify shall be individual, not joint and several, for each holder and shall not exceed in the aggregate, when combined with all other amounts contributed under Section 7D, the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

7C. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder to the extent, and only to the extent, such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without the indemnifying party’s consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration by such conflicting indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

7D. Each Party agrees that, if for any reason the indemnification provisions contemplated by Section 7A or Section 7B are unavailable to or insufficient to hold harmless an indemnified party in respect of or is otherwise unenforceable with respect to any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 7D were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7D. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7C, defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of a holder of Registrable Securities in this Section 7D to contribute shall be several in proportion to the amount of securities registered by such holder and not joint and shall not exceed, for each such holder, when combined with any amounts paid under Section 7B, an amount equal to the net proceeds actually received by such holder from the sale of Registrable Securities effected pursuant to such registration.

7E. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company and each holder of Registrable Securities also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such indemnified party in the event such Person’s indemnification is unavailable for any reason.

7F. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

Section 8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 7, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3A.

Section 9. Other Agreements. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall use commercially reasonable efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the Investors may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (i) Rule 144 or any similar rule or regulation hereafter adopted by the Commission or (ii) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon reasonable request, the Company shall deliver to the Investors a written statement as to whether it has complied with such requirements. The Company shall at all times after it has consummated an Initial Public Offering use commercially reasonable efforts to cause the securities so registered to be listed on one or more of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Market, the NASDAQ Global Select Market and/or the NASDAQ Capital Market.

Section 10. Subsidiary Public Offering. If, after an Initial Public Offering of the capital stock or other equity securities of one of its subsidiaries, the Company distributes securities of such subsidiary to its equity holders, then the rights of holders hereunder and the obligations of the Company pursuant to this Agreement shall apply, mutatis mutandis, to such subsidiary, and the Company shall cause such subsidiary to comply with such subsidiary’s obligations under this Agreement.

Section 11. Definitions.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Investor Directors” has the meaning set forth in the Stockholders Agreement.

“Investor Registrable Securities” means (i) the Common Stock issuable or issued upon the conversion of any shares of Preferred Stock, (ii) any other securities issuable or issued directly or indirectly with respect to the securities described in clause (i) of this definition by way of a stock dividend, stock distribution or stock split or in connection with an exchange or a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization, and (iii) any other securities of the Company held at any time by Persons holding securities described in clause (i) or (ii) of this definition. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when (x) they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by the Company or any Subsidiary or (y) following the Initial Public Offering, such Investor Registrable Securities are eligible to be sold without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable). For purposes of this Agreement, a Person shall be deemed to be a holder of Investor Registrable Securities and such Investor Registrable Securities shall be deemed to be in existence whenever such Person has the right to acquire, directly or indirectly, such Investor Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Investor Registrable Securities hereunder.

“Other Registrable Securities” means (i) the Common Stock held by any Other Stockholder and (ii) any other Common Stock issuable or issued directly or indirectly with respect to the securities described in clause (i) of this definition by way of a stock dividend, stock distribution or stock split or in connection with an exchange or a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when (x) they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) or repurchased by the Company or any Subsidiary or (y) following the Initial Public Offering, such Other Registrable Securities are eligible to be sold without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable). As to any particular Other Registrable Securities held by any Other Stockholder, such securities shall also cease to be Other Registrable Securities when they have been distributed by such Other Stockholder following the consummation of the Company’s Initial Public Offering to any of its direct or indirect partners or members or their affiliates or any other transfer where registration rights are not transferred hereunder.

“Person” means an individual, a partnership, a corporation, limited partnership, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Preferred Stock” means the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series C-1 Preferred and the Series D Preferred, taken together.

“Recapitalization Agreement” means the Stock Purchase and Recapitalization Agreement by and among the Company, the Purchasers named therein, Michael J. Bruno and Laurence Forcione, dated September 2, 2011.

“Registrable Securities” means, collectively, Investor Registrable Securities and Other Registrable Securities.

“Rule 144”, “Rule 158”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Series A Preferred” means the Company’s Series A Convertible Preferred Stock, par value $0.01 per share.

“Series B Preferred” means the Company’s Series B Convertible Preferred Stock, par value $0.01 per share.

“Series C Preferred” means the Company’s Series C Convertible Preferred Stock, par value $0.01 per share.

“Series C-1 Preferred” means the Company’s Series C-1 Convertible Preferred Stock, par value $0.01 per share.

“Series D Preferred” means the Company’s Series D Convertible Preferred Stock, par value $0.01 per share.

“Stockholders Agreement” means that Sixth Amended and Restated Stockholders Agreement, dated as of the date hereof, by and among the Parties and the other parties named therein.

“Subsidiaries” has the meaning set forth in the Stockholders Agreement.

“T. Rowe Price” means T. Rowe Price Associates, Inc. and any successor or affiliated investment advisor to the T. Rowe Price Investors.

“T. Rowe Price Investors” means those Investors that are advisory clients of T. Rowe Price.

“WKSI” means a well-known seasoned issuer, as defined under Rule 405.

Section 12. Miscellaneous.

12A. No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

12B. Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Parties agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any Party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

12C. Amendments and Waivers. This Agreement may be amended, or any provision of this Agreement may be waived, only upon the prior written consent of the Company and the holders of a majority of the Investor Registrable Securities; provided that to the extent any such amendment or waiver materially and adversely affects the specific rights of the holders of Other Registrable Securities in a manner materially and adversely different than the holders of Investor Registrable Securities, such amendment or waiver shall not be binding on the holders of Other Registrable Securities without the prior written consent of the holders of a majority of the Other Registrable Securities (including DR) (but with it being understood that the addition of other Persons as parties hereto, including in the capacity as Other Stockholders, in no event shall require the consent of any holders of Other Registrable Securities); provided further that Section

3 may not be amended or waived, in whole or in part, in a manner adverse to the T. Rowe Price Investors without the express written consent of the T. Rowe Price Investors holding a majority of the Investor Registrable Securities held thereby. No course of dealing between or among the Parties (including the failure of any party to enforce any of the provisions of this Agreement) shall be deemed effective to modify, amend, waive or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement, and the failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The waiver by any Party hereto of a breach of any provision of this Agreement shall be in writing and shall not operate or be construed as a waiver of any preceding or succeeding breach.

12D. Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Company, without the prior written consent of the holders of a majority of the Investor Registrable Securities. Without limiting the foregoing, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Investor Registrable Securities or Other Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Investor Registrable Securities or Other Registrable Securities if: (i) such successor or subsequent holder of Registrable Securities agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Recapitalization Agreement; and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

12E. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only in such jurisdiction and only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or any provisions of this Agreement in any other jurisdiction.

12F. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

12G. Descriptive Headings; Interpretation. The headings and captions used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word “including” herein shall mean “including without limitation.” Any reference to the masculine, feminine or neuter gender shall be deemed to include any gender or all three as appropriate.

12H. Entire Agreement. This Agreement contains the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

12I. Governing Law. Subject to Section 12N, all issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York, except that the General Corporation Law of the State of Delaware shall control as to matters within the scope thereof.

12J. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given only (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid) provided that confirmation of delivery is received, (iii) upon machine-generated acknowledgment of receipt after transmittal by facsimile (provided that a confirmation copy is sent via reputable overnight courier service for delivery within two (2) business days thereafter), or (iv) five (5) business days after being mailed to the recipient by certified or registered mail (return receipt requested and postage prepaid). Such notices, demands and other communications shall be sent to the Investors at the addresses set forth on the Schedule of Investors and to the Other Stockholders at the addresses set forth on the Schedule of Other Stockholders and to the Company at the address indicated below or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

Notices to the Company:

1stdibs.com, Inc.

51 Astor Place

New York, New York 10003

Attention:         Chief Executive Officer

Telephone:

with a copy to:

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036

Telephone:  (212) 858-1143

Telecopy:    (212) 298-9931

Attention: Ronald A. Fleming, Jr.

12K. Rights Cumulative. The rights and remedies of each of the Parties under this Agreement shall be cumulative and not exclusive of any rights or remedies which a Party would otherwise have hereunder, at law or in equity or by statute, and no failure or delay by any Party in exercising any right or remedy shall not impair any such right or remedy or operate as a waiver of such right or remedy, and neither shall any single or partial exercise of any power or right preclude a Party’s other or further exercise thereof or the exercise of any other power or right.

12L. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

12M. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12N. Arbitration. Any unresolved controversy or claim arising out of or relating to this Agreement, except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of either party’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in the State of New York, County of New York, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with Section 12I hereof, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

12O. Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series D Preferred Stock after the date hereof, any purchaser of such shares of Series D Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

*     *     *     *     *

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Sixth Amended and Restated Registration Agreement as of the date first written above.

COMPANY:
1STDIBS.COM, INC.

By:	/s/ David Rosenblatt
Name:	David Rosenblatt
Its:	Chief Executive Officer

DR

By:	/s/ David Rosenblatt
David Rosenblatt

2012 David Rosenblatt Family Trust dtd 11/30/2012

/s/ David Rosenblatt
By: David Rosenblatt
Its: Trustee

/s/ David Peltz
By: David Peltz
Its: Trustee

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

ALIBABA INVESTMENT LIMITED

By:	/s/ Peter Stern
Name:	Peter Stern
Its:	Authorized Signatory

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

SOFINA PARTNERS S.A.

By:	/s/ Stéphanie Delperdange
Name: Stéphanie Delperdange
Title: Director

By:	/s/ Xavier Coirbay
Name: Xavier Coirbay
Title: Managing Director

Address: Att: Stéphanie Delperdange
8a Boulevard Joseph II
L-1840 Luxembourg

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

BENCHMARK CAPITAL PARTNERS VII, L.P.
as nominee for
Benchmark Capital Partners VII, L.P.,
Benchmark Founders’ Fund VII, L.P.,
Benchmark Founders’ Fund VII-B, L.P.

By:	Benchmark Capital Management Co. VII, L.L.C., its general partner

By:	/s/ Steven M. Spurlock
Steven M. Spurlock, Managing Member

Address: 2965 Woodside Road
Woodside, CA 94062

BENCHMARK CAPITAL PARTNERS V, L.P.
as nominee for
Benchmark Capital Partners V, L.P.,
Benchmark Founders’ Fund V, L.P.,
Benchmark Founders’ Fund V-A, L.P.
Benchmark Founders’ Fund V-B, L.P. and related individuals

By:	Benchmark Capital Management Co. V, L.L.C., its general partner

By:	/s/ Steven M. Spurlock
Steven M. Spurlock, Managing Member

Address: 2965 Woodside Road
Woodside, CA 94062

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

SPARK CAPITAL III, L.P.
SPARK CAPITAL FOUNDERS’ FUND III, L.P.

By: Spark Management Partners III, LLC
its General Partner

By:	/s/ Todd Dagres
Its:	Managing Member

Address: 137 Newbury Street
8th Floor
Boston, MA 02116

SPARK CAPITAL GROWTH FUND, L.P.
SPARK CAPITAL GROWTH
FOUNDERS’ FUND, L.P.

By: Spark Growth Management Partners, LLC
its General Partner

By:	/s/ Todd Dagres
Its:	Managing Member

Address: 137 Newbury Street
8th Floor
Boston, MA 02116

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

INDEX VENTURES GROWTH II (JERSEY), L.P

By: its Managing General Partner:
Index Venture Growth Associates II Limited

By:	/s/ N.T. Greenwood
Name:	N.T. Greenwood
Its:	Director

Address: 44 Esplanade, 5th Floor
St. Helier, Jersey JE4 9WG
Channel Islands, UK

INDEX VENTURES GROWTH II PARALLEL ENTREPRENEUR FUND (JERSEY), L.P

By: its Managing General Partner:
Index Venture Growth Associates II Limited

By:	/s/ N.T. Greenwood
Name:	N.T. Greenwood
Its:	Director

Address: 44 Esplanade, 5th Floor
St. Helier, Jersey JE4 9WG
Channel Islands, UK

YUCCA (JERSEY) SLP

By: Intertrust Employee Benefit Services Limited as Authorised Signatory of Yucca (Jersey) SLP in its capacity as administrator of the Index Co-Investment Scheme

By:	/s/ Sarah Earles and Nick McHardy
Name:	Intertrust Employee Benefit Services Limited
Its:	Authorised Signatory

Address: 44 Esplanade, 4th Floor St. Helier, Jersey JE4 9WG Channel Islands, UK

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone:
Email:

[Signature Page to the Sixth Amended and Restated Registration Agreement]

T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Personal Strategy Balanced Fund
T. Rowe Price Personal Strategy Growth Fund
T. Rowe Price Personal Strategy Balanced Portfolio
U.S. Small-Cap Stock Trust
VALIC Company I - Small Cap Fund
TD Mutual Funds - TD U.S. Small-Cap Equity Fund
T. Rowe Price U.S. Small-Cap Core Equity Trust
Minnesota Life Insurance Company
Costco 401(k) Retirement Plan MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ J. David Wagner
Name:	J. David Wagner
Title:	Vice President

Address:
T. Rowe Price Associates, Inc. 100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President
Phone:
Email:

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

FOXHAVEN MASTER FUND, LP

By: Foxhaven Asset Management, LP, its Investment Manager

By: Piedmont P&L, LLC, its general partner

By:	/s/ Nicholas Lawler
Name: Nicholas Lawler
Title: Managing Member

FOXWAY, LP

By: Foxhaven Asset Management, LP, its Investment Manager

By: Piedmont P&L, LLC, its general partner

By:	/s/ Nicholas Lawler
Name: Nicholas Lawler
Title: Managing Member

FOXLANE, LP

By: Foxhaven Asset Management, LP, its Investment Manager

By: Piedmont P&L, LLC, its general partner

By:	/s/ Nicholas Lawler
Name: Nicholas Lawler
Title: Managing Member

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

ALLEN & COMPANY, LLC

By:	/s/ Peter DiIorio
Name: Peter DiIorio
Title: General Counsel

/s/ Nancy Peretsman
Nancy Peretsman

/s/ Harry Wagner
Harry Wagner

/s/ Kaveh Khosrowshahi
Kaveh Khosrowshahi

/s/ John Griffen
John Griffen

/s/ Scott Bacigalupo
Scott Bacigalupo

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

ARTÉMIS 28

By:	/s/ Alban Gréget
Name: Alban Gréget
Title: Deputy CEO

Address: 12 rue François 1er 75008 – Paris, France

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

FMZ 1Dibs LLC
By First Manhattan Co. Incorporated, as Managing Member

By:	/s/ Neal K. Stearns
Name: Neal K. Stearns
Title: Executive Vice President

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

THE NP 2003 FAMILY TRUST

By:	/s/ Anastasios Parafestas
Name: Anastasios Parafestas
Title: Co-Trustee

Address:

[Signature Page to the Sixth Amended and Restated Registration Agreement]

INVESTORS:

/s Leah Schwartz
Leah Schwartz

[Signature Page to the Sixth Amended and Restated Registration Agreement]

OTHER STOCKHOLDERS:

David Rosenblatt and 2012 David Rosenblatt Family Trust dtd 11/30/2012

51 Astor Place

New York, New York 10003

Telephone:

With a copy to

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036

Telephone: 212-858-1143

Telecopy:   212-298-9931

Attention: Ronald A. Fleming, Jr.

Insight Venture Partners IX, L.P. Insight Venture Partners IX (Co-Investors), L.P. Insight Venture Partners (Cayman) IX, L.P. Insight Venture Partners (Delaware) IX, L.P.

Notice Address:

Insight Venture Partners IX, L.P.

Insight Venture Partners IX (Co-Investors), L.P.

Insight Venture Partners (Cayman) IX, L.P.

Insight Venture Partners (Delaware) IX, L.P.

1114 Avenue of the Americas, 36th Floor

New York, New York 10036

with a copy (which copy shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 7th Avenue New York, New York 10019 Phone: Attention: Gordon R. Caplan Sean M. Ewen

Adam Karp

Richard Pham

Ross Paul

Cristina Miller

Xiaodi Zhang

SCHEDULE OF INVESTORS

Alibaba Investment Limited

Notice Address: Alibaba Investment Limited	with a copy (which copy shall not constitute notice) to: O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Benchmark Capital Partners VII, L.P.

Notice Address: c/o Benchmark Capital Partners VII, L.P. 2965 Woodside Road Woodside, CA 94062 Telephone: Telecopy: Attention: Matt Cohler & Steve Spurlock	with a copy (which copy shall not constitute notice) to: Goodwin Procter LLP 601 Marshall Street Redwood City, CA 94063 Telephone: Telecopy: Attention: Craig M. Schmitz

Benchmark Capital Partners V, L.P.

Notice Address: c/o Benchmark Capital Partners V, L.P. 2965 Woodside Road Woodside, CA 94062 Telephone: Telecopy: Attention: Matt Cohler & Steve Spurlock	with a copy (which copy shall not constitute notice) to: Goodwin Procter LLP 601 Marshall Street Redwood City, CA 94063 Telephone: Telecopy: Attention: Craig M. Schmitz

Spark Capital III, L.P.

Notice Address: 137 Newbury Street 8th Floor Boston, MA 02116 Telephone: Telecopy: Attention: Todd Dagres	with a copy (which copy shall not constitute notice) to: O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Spark Capital Founders’ Fund III, L.P.

Notice Address: 137 Newbury Street 8th Floor Boston, MA 02116 Telephone: Telecopy: Attention: Todd Dagres	with a copy (which copy shall not constitute notice) to: O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Spark Capital Growth Fund, L.P.

Notice Address: 137 Newbury Street 8th Floor Boston, MA 02116 Telephone: Telecopy: Attention: Todd Dagres	with a copy (which copy shall not constitute notice) to: O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Spark Capital Growth Founders’ Fund, L.P.

Notice Address: 137 Newbury Street 8th Floor Boston, MA 02116 Telephone: Telecopy: Attention: Todd Dagres	with a copy (which copy shall not constitute notice) to: O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Notice Address: 137 Newbury Street 8th Floor Boston, MA 02116 Telephone: Telecopy: Attention: Todd Dagres	with a copy (which copy shall not constitute notice) to: O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Index Ventures Growth II (Jersey), L.P

Notice Address:	with a copy (which copy shall not constitute notice) to:

Index Venture Growth Associates II Limited 44 Esplanade, 5th Floor St. Helier, Jersey JE1 3FG Channel Islands, UK Telephone: Telecopy: Attention: Gemma Harries	O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Index Ventures Growth II Parallel Entrepreneur Fund (Jersey), L.P

Notice Address:	with a copy (which copy shall not constitute notice) to:

Index Venture Growth Associates II Limited 44 Esplanade, 5th Floor St. Helier, Jersey JE1 3FG Channel Islands, UK Telephone: Telecopy: Attention: Gemma Harries	O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

Yucca (Jersey) SLP

Notice Address:	with a copy (which copy shall not constitute notice) to:

Intertrust Employee Benefit Services Limited 44 Esplanade, 5th Floor St. Helier, Jersey JE4 9WG Channel Islands, UK Telephone: Telecopy: Attention: Sarah Earles	O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

And to: Index Ventures S.A. 2 rue de Jargonnant 1207 Geneva Switzerland Telecopy: Attention: Andre Dubois Email:

SV Angel III LP Notice Address:	with a copy (which copy shall not constitute notice) to:

588 Sutter Street, #299 San Francisco, CA 94102 Telephone: Telecopy: Attention: Ron Conway

Sofina Partners S.A. Notice Address:	with a copy (which copy shall not constitute notice) to:

Attn: Stéphanie Delperdange 8a Boulevard Joseph II L-1840 Luxembourg	O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 Phone: Attention: David Schultz

T. Rowe Price Investors

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Horizons Trust

T. Rowe Price U.S. Equities Trust

MassMutual Select Funds – MassMutual

Select T. Rowe Price Small and Mid Cap Blend Fund

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Personal Strategy Income Fund

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Balanced Portfolio

U.S. Small-Cap Stock Trust

VALIC Company I – Small Cap Fund

TD Mutual Funds – TD U.S. Small-Cap Equity Fund

T. Rowe Price U.S. Small-Cap Core Equity Trust

Minnesota Life Insurance Company

Costco 401(k) Retirement Plan

MassMutual Select Funds – MassMutual Select T.

Rowe Price Small and Mid Cap Blend Fund

Notice Address:

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attn: Andrew Baek, Vice President Phone: Email:

Foxhaven Master Fund, LP Foxway, LP Foxlane, LP

Notice Address:

Foxhaven Master Fund, LP Attn: [ ]

Allen & Company LLC Investors
Allen & Company, LLC Nancy Peretsman Harry Wagner Kaveh Khosrowshahi John Griffen Scott Bacigalupo The NP 2003 Family Trust Leah Schwartz

Notice Address:

Allen & Company LLC 711 Fifth Avenue New York, NY 10022 Attn: Peter DiIorio, General Counsel and Chief Compliance Officer Phone: Email:

Artemis 28

Notice Address:

Groupe Artémis 12 rue François 1er 75008 – Paris, France

FMZ 1Dibs LLC

Notice Address:

First Manhattan Co. 399 Park Avenue New York, NY 10022 Phone: